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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                AMERUS CAPITAL I
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             (Exact name of registrant as specified in its charter)

       DELAWARE                                          42-6559006
-----------------------                           -------------------------
(State of incorporation                              (I.R.S. Employer
or organization)                                    Identification No.)

                  418 Sixth Avenue, Des Moines, Iowa 50309-2407
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               (Address of principal executive offices) (Zip Code)


                           AMERUS LIFE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

         IOWA                                            42-1459712
-----------------------                           -------------------------
(State of incorporation                               (I.R.S. Employer
or organization)                                     Identification No.)

                  418 Sixth Avenue, Des Moines, Iowa 50309-2407
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               (Address of principal executive offices) (Zip Code)

If this Form relates to                 If this Form relates to
the registration of a                   the registration of a class
class of debt securities                of debt securities and is to
and is effective upon                   become effective
filing pursuant to General              simultaneously with the
Instruction A(c)(1) please              effectiveness of a concurrent
check the following box. [ ]            registration statement under
                                        the Securities Act of 1933
                                        pursuant to General
                                        Instruction A(c)(2) please
                                        check the following box. [ ]

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Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


               AmerUs Capital I ___ % Capital Securities,
               Series A (liquidation amount $1,000 per
               Capital Security) and the guarantee and
               subordinated debentures related thereto


ITEM 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED

          The Capital Securities, Series A (the "Capital Securities") of AmerUs Capital I, a trust formed under the laws of the State of Delaware (the "Issuer"), registered hereby represent undivided beneficial interests in the assets of the Issuer and are guaranteed by AmerUs Life Holdings, Inc., an Iowa corporation (the "Company"), to the extent set forth in the Form of Guarantee Agreement between the Company and Wilmington Trust Company, as Guarantee Trustee (the "Guarantee"), which has been filed with the Securities and Exchange Commission as Exhibit 4.4 to the Registration Statement on Form S-1 of the Issuer and the Company (Registration No. 333-13713) (the "Registration Statement"). The descriptions (the "Descriptions") of the Capital Securities, the Subordinated Debentures and the Guarantee are set forth in the Preliminary Prospectus dated January 17, 1997, which is included in and forms a part of the Registration Statement, under the captions "Description of the Capital Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee." Such Descriptions are incorporated by reference herein and made a part hereof.

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ITEM 2.   EXHIBITS



Exhibit No.                   Description
-----------                   -----------

     1 Certificate of Trust of the Issuer (incorporated by reference to Exhibit 3.4 to the Registration Statement)

     2 Trust Agreement (incorporated by reference to Exhibit 3.5 to the Registration Statement)

     3 Form of Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.6 to the Registration Statement)

     4 Form of Indenture between the Company and Wilmington Trust Company, as Indenture Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement)

     5         Form of Capital Security (incorporated by reference to Exhibit
               4.2 to the Registration Statement)

     6 Form of Junior Subordinated Debenture (incorporated by reference to Exhibit 4.3 to the Registration Statement)

     7 Form of Guarantee Agreement between the Company and Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to
               Exhibit 4.4 to the Registration Statement)

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                                   SIGNATURES


          Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized.

Date:  January 27, 1997



                              AMERUS LIFE HOLDINGS, INC.


                              By:  /s/ James A. Smallenberger
                                   --------------------------
                                   James A. Smallenberger
                                   Senior Vice President
                                       and Secretary



                              AMERUS CAPITAL I


                              By:  AMERUS LIFE HOLDINGS, INC.,
                                        as Depositor


                              By:  /s/ James A. Smallenberger
                                   --------------------------
                                     James A. Smallenberger
                                      Senior Vice President
                                           and Secretary

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                                  EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

     1 Certificate of Trust of the Issuer (incorporated by reference to Exhibit 3.4 to the Registration Statement)

     2 Trust Agreement (incorporated by reference to Exhibit 3.5 to the Registration Statement)

     3 Form of Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.6 to the Registration Statement)

     4 Form of Indenture between the Company and Wilmington Trust Company, as Indenture Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement)

     5         Form of Capital Security (incorporated by reference to Exhibit
               4.2 to the Registration Statement)

     6 Form of Junior Subordinated Debenture (incorporated by reference to Exhibit 4.3 to the Registration Statement)

     7 Form of Guarantee Agreement between the Company and Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to
               Exhibit 4.4 to the Registration Statement)